UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2020

Hoth Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1 Rockefeller Plaza, Suite 1039
New York, New York 10020
(Address of principal executive offices, including ZIP code)

(646) 756-2997
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HOTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2020, Hoth Therapeutics, Inc. (the “Company”) entered into a Royalty and Development Agreement (the “Voltron Agreement”) with Voltron Therapeutics, Inc. (“Voltron”), to form a joint venture entity, named HaloVax, LLC (“HaloVax”), to jointly develop potential product candidates for the prevention of the Coronavirus (COVID-19) based upon certain technology that had been exclusively licensed by Voltron from The General Hospital Corporation (d/b/a Massachusetts General Hospital). Pursuant to the Voltron Agreement, the Company shall be granted the right to receive sales-based royalties at low single digit percentages. The Voltron Agreement shall continue until the earlier of (i) the approval of a New Drug Application (or its equivalent) for the Licensed Products (as defined in the Voltron Agreement) by the United States Federal Drug Administration, (ii) cessation of development of Licensed Products (iii) the sale of license of Licensed Products to a third party, and (iii) mutual consent of the parties, at which time the joint development committee to be formed pursuant to the terms of the Voltron Agreement shall be disbanded. The Voltron Agreement may be terminated by either the Company or Voltron in the event of (i) a breach of any material term of the Voltron Agreement that is not cured within 90 days, subject to certain exceptions or (ii) the commencement by or against either party of any bankruptcy, insolvency or reorganization proceeding which has not been dismissed within 90 days after commencement.

In addition, pursuant to the terms of the Voltron Agreement, on March 23, 2020, the Company and HaloVax entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company shall purchase 5% of HaloVax’s outstanding membership interests for $250,000 on or prior to May 23, 2020 (the “Initial Closing Date”) and shall have the option to purchase up to an additional 25% of HaloVax’s membership interests (for $3,000,000 (inclusive of the $250,000), which option shall expire 30 days after the Initial Closing Date.

The foregoing summaries of the Voltron Agreement and Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Voltron Agreement and Purchase Agreement which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference.

Voltron is owned by Majella Partners, LLC (“Majella”) which is owned 50% by STAQ Partners LLC (“STAQ”). Matthew Eitner, the Chief Executive Officer of Laidlaw & Company (UK) Ltd. (“Laidlaw”), and James Ahern, the Head of Capital Markets of Laidlaw, are members of STAQ, owning 76% of the membership interests in STAQ.  In addition, Matthew Eitner is the Managing Member of Majella. The board of directors of Voltron is composed of Matthew Eitner and Patrick Gallagher, Senior Managing Director Head of Institutional Sales of Laidlaw and Chief Executive Officer of Voltron. Laidlaw has been compensated in the past by Voltron for services provided as a financial advisor to Voltron. Laidlaw did not receive any remuneration in connection with the Voltron Agreement.

Item 8.01 Other Events.

On March 23, 2020, the Company issued a press release announcing the execution of the Voltron Agreement and Purchase Agreement. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Risk Factors

The Company is supplementing or amending the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019, as applicable, with the following risk factors:

Risks Related to Our Business

Our business may be adversely affected by the ongoing coronavirus pandemic.

The outbreak of the novel Coronavirus (COVID-19) has evolved into a global pandemic. The coronavirus has spread to many regions of the world. The extent to which the coronavirus impacts our business and operating results will depend on future developments that are highly uncertain and cannot be accurately predicted, including new information that may emerge concerning the coronavirus and the actions to contain the coronavirus or treat its impact, among others.

Should the coronavirus continue to spread, our business operations could be delayed or interrupted. For instance, our clinical trials may be affected by the pandemic. Site initiation, participant recruitment and enrollment, participant dosing, distribution of clinical trial materials, study monitoring and data analysis may be paused or delayed due to changes in hospital or university policies, federal, state or local regulations, prioritization of hospital resources toward pandemic efforts, or other reasons related to the pandemic. If the coronavirus continues to spread, some participants and clinical investigators may not be able to comply with clinical trial protocols. For example, quarantines or other travel limitations (whether voluntary or required) may impede participant movement, affect sponsor access to study sites, or interrupt healthcare services, and we may be unable to conduct our clinical trials. Further, if the spread of the coronavirus pandemic continues and our operations are adversely impacted, we risk a delay, default and/or nonperformance under existing agreements which may increase our costs. These cost increases may not be fully recoverable or adequately covered by insurance.

Infections and deaths related to the pandemic may disrupt the United States’ healthcare and healthcare regulatory systems. Such disruptions could divert healthcare resources away from, or materially delay FDA review and/or approval with respect to, our clinical trials. It is unknown how long these disruptions could continue, were they to occur. Any elongation or de-prioritization of our clinical trials or delay in regulatory review resulting from such disruptions could materially affect the development and study of our product candidates.

We currently utilize third parties to, among other things, manufacture raw materials. If either any third-party parties in the supply chain for materials used in the production of our product candidates are adversely impacted by restrictions resulting from the coronavirus outbreak, our supply chain may be disrupted, limiting our ability to manufacture our product candidates for our clinical trials and research and development operations.

In the event of a shelter-in-place order or other mandated local travel restrictions, our employees conducting research and development or manufacturing activities may not be able to access their laboratory or manufacturing space, and our core activities may be significantly limited or curtailed, possibly for an extended period of time.

The spread of the coronavirus, which has caused a broad impact globally, including restrictions on travel and quarantine policies put into place by businesses and governments, may have a material economic effect on our business. While the potential economic impact brought by and the duration of the pandemic may be difficult to assess or predict, it has already caused, and is likely to result in further, significant disruption of global financial markets, which may reduce our ability to access capital either at all or on favorable terms. In addition, a recession, depression or other sustained adverse market event resulting from the spread of the coronavirus could materially and adversely affect our business and the value of our common stock.

The ultimate impact of the current pandemic, or any other health epidemic, is highly uncertain and subject to change. We do not yet know the full extent of potential delays or impacts on our business, our clinical trials, our research programs, healthcare systems or the global economy as a whole. However, these effects could have a material impact on our operations, and we will continue to monitor the situation closely.

Risks Relating to Our Joint Venture Agreement

If our joint venture with HaloVax is not successful or if we fail to realize the benefits we anticipate from such joint venture, we may not be able to capitalize on the full market potential of our potential products .

On March 23, 2020, we entered into the Voltron Agreement to form a joint venture entity named HaloVax to jointly develop potential product candidates for the prevention of the Coronavirus (COVID-19) based upon certain technology that had been exclusively licensed by Voltron from The General Hospital Corporation (d/b/a Massachusetts General Hospital). Pursuant to the terms of the Voltron Agreement we are entitled to receive sales-based royalties at low single digit percentages. In addition, pursuant to the Membership Interest Purchase Agreement with HaloVax we are required to acquire 5% of HaloVax for an aggregate purchase price of $250,000 and have the option to purchase up to an additional 25% of HaloVax’s membership interests. Furthermore, we shall contribute proceeds of the development of products to prevent the Coronavirus (COVID-19). If and to the extent we and HaloVax are unable to develop potential product candidates for the prevention of the Coronavirus (COVID-19), we will not be entitled to any sale-based royalties the value of our ownership interest in HaloVax could decline in which case we may lose all or part of our investment in HaloVax.

While Voltron has agreed to cooperate and use commercially reasonable efforts to exchange information and resources that will lead to the development activities, and has agreed to establish a Joint Development Committee consisting of seven members, two of which are to be selected by us, to plan, review, coordinate and oversee the performance of the development activities and timelines with respect to development activities, we have limited contractual rights to direct its activities. Moreover, we will not have any other control with respect to the operations of HaloVax. Therefore, HaloVax will have a greater influence with respect to its commercialization efforts and other operations. In general, our joint venture with HaloVax subjects us to a number of related risks including that:

  we may not receive sales-based royalties pursuant to the terms of the Voltron Agreement;
  we may not be successful in the development of any product candidates;
  HaloVax may not commit sufficient resources to the marketing and distribution of our products;
  HaloVax may infringe the intellectual property rights of third parties, which may expose us to litigation and other potential liability;
  disputes may arise between us and HaloVax that result in the delay or termination of the commercialization of our products or product candidates or that result in costly litigation or arbitration that diverts management attention and resources including, but not limited to, disputes with respect to commercializing products upon terms mutually agreeable or beneficial to us and HaloVax;
  any products, if developed, will be sold or licensed on terms that are beneficial to us;
  HaloVax may not provide us with timely and accurate information regarding commercialization status or results, which could adversely impact our ability to manage our own commercialization efforts, accurately forecast financial results or provide timely information to our shareholders regarding our commercialization efforts; and
  if any product candidates are successfully developed that we will be able to commercialize such products upon terms mutually agreeable or beneficial to us and HaloVax.

Risks Related to Product Development, Regulatory Approval, Manufacturing and Commercialization

Although we have entered into the Voltron Agreement pursuant to which we and HaloVax intend to jointly develop products to prevent, Coronavirus (COVID-19), no assurance can be given as to when, if ever, we will be able to develop any products for such purpose and if developed that such products will be successfully commercialized.

On March 23, 2020, we entered into the Voltron Agreement pursuant to which we and HaloVax will work to jointly develop potential product candidates to prevent Coronavirus (COVID-19); however, no assurance can be given as to when, if ever, we will be able to develop any products for such purpose. Furthermore, we are subject to risks including, but not limited to, the following with respect to the development of a treatment for Coronavirus (COVID-19):

●	the marketing approval process of the FDA is lengthy, time consuming and inherently unpredictable, and we cannot guarantee that we will ever have a marketable product;

●	we may encounter substantial delays in completing our clinical studies which in turn will require additional costs, or we may fail to demonstrate adequate safety and efficacy to the satisfaction of applicable regulatory authorities;

●	conducting successful clinical studies may require the enrollment of large numbers of patients, and suitable patients may be difficult to identify and recruit;

●	to the extent that there are additional treatments available for Coronavirus (COVID-19), to be commercially successful, physicians must be persuaded that using our products are effective alternatives to other existing therapies and treatments;

●	we may depend on third parties for manufacturing our proposed product candidates and any conflicts with such partners could delay or prevent the development or commercialization of such product candidates;

●	if third-party contract manufacturers upon whom we rely to formulate and manufacture our product candidates do not perform, fail to manufacture according to our specifications or fail to comply with strict regulations, our clinical studies could be adversely affected and the development of our product candidates could be delayed or terminated or we could incur significant additional expenses;

●	adverse events involving our products may lead the FDA to delay or deny clearance for our products or result in product recalls that could harm our reputation, business and financial results; and

●	if we fail to comply with healthcare regulations, we could face substantial enforcement actions, including civil and criminal penalties and our business, operations and financial condition could be adversely affected.

We depend upon the success of the BioLexa Platform, which has not yet demonstrated efficacy in Phase 2 clinical trials, as well as our other licensed products and technologies. If we are unable to generate revenues from the BioLexa Platform or our other licensed products and technologies, our ability to create stockholder value will be limited.

We intend to conduct our first Phase 1 study in healthy adults with an immediate transition to a randomized, vehicle controlled Phase 1b trial in adolescent eczema patients comparing BioLexa to the base vehicle. Following our Phase 1b trial, we intend to conduct up to two Phase 2 trials in atopic dermatitis patients comparing BioLexa to the base vehicle. We expect the clinical program to be completed, subject to receipt of funding by us, by the end of 2020 or early 2021 with an NDA submission targeted for mid to late 2021.

In addition, we have licensed a genetic marker for food allergies, products and technology for therapeutic uses related to lupus in human beings, patents related to an exon skipping approach for treating allergic diseases and patents related to aprepitant which is used to treat side effects from drugs used for the treatment of cancer.  Furthermore, we formed a joint venture entity, HaloVax, with Voltron to commence preclinical studies for the development of vaccine prospects for Coronavirus (COVID-19) based upon VaxCelerate, a self-assembling vaccine platform exclusively licensed by Voltron from the Vaccine and Immunotherapy Center (VIC) at Mass Gen. We do not generate revenues from any drug products. We may not be successful in obtaining acceptance from the regulatory authorities to start our clinical trials. If we do not obtain such acceptance, the time in which we expect to commence clinical programs for any product candidate will be extended and such extension will increase our expenses and increase our need for additional capital. Moreover, there is no guarantee that our clinical trials will be successful or that we will continue clinical development in support of an approval from the regulatory authorities for any indication. We note that most drug candidates never reach the clinical stage and even those that do commence clinical development have only a small chance of successfully completing clinical development and gaining regulatory approval. Therefore, our business currently depends entirely on the successful development, regulatory approval and commercialization of our product candidates, which may never occur.

Risks Relating to Our Intellectual Property Rights

We rely on licenses granted to us by Chelexa, the University of Cincinnati, Zylö, North Carolina State University George Washington University and Voltron (collectively, the “Licensors”), and if such licensors do not adequately defend such licenses, our business may be harmed.

Our primary asset is a sublicense agreement with Chelexa pursuant to which Chelexa has granted us an exclusive sublicense to use its BioLexa Platform, a proprietary, patented, drug compound platform developed at the University of Cincinnati. The license enables us to develop the platform for any indications in humans. In addition, we entered into (i) an exclusive license agreement with the University of Cincinnati with respect to a patented, novel genetic marker for food allergies; (ii) the Sublicense Agreement with Zylö in connection with the development of a treatment for patients suffering from CLE including patents with respect thereto developed by Albert Einstein College of Medicine; (iii) a license agreement with NCSU with respect to NCSU’s exon skipping approach for treating allergic diseases; (iv) a license agreement with GW with respect to aprepitant as used in treating side effects from drugs used for the treatment of cancer; and (v) the Voltron Agreement with Voltron with respect to the formation of HaloVax, a joint venture entity formed to commence preclinical studies for the development of vaccine prospects for Coronavirus (COVID-19). We rely on the Licensors to protect the intellectual property, including the patents, covered by our licenses. We have limited control over the activities of the Licensors or over any other intellectual property that may be related to the BioLexa Platform, the genetic marker, CLE, exon skipping approach for treating allergic diseases, aprepitant or Coronavirus (COVID-19). For example, we cannot be certain that activities by the Licensors have been or will be conducted in compliance with applicable laws and regulations. We may have no control or input over whether, and in what manner, the Licensors may enforce or defend the patents against a third-party. The Licensors may enforce or defend the patent less vigorously than if we had enforced or defended the patents ourselves. Further, the Licensors may not necessarily seek enforcement in scenarios in which we would feel that enforcement was in our best interests. For example, the Licensors may not enforce the patents against a competitor of ours who is not a direct competitor of the Licensors, applicable. If our in-licensed intellectual property is found to be invalid or unenforceable, then the Licensors may not be able to enforce the patents against a competitor of ours. If we fail to meet our obligations under the sublicense agreement with Chelexa or Chelexa fails to meet its obligations under its license agreement with the University of Cincinnati, then the University of Cincinnati may terminate the license agreement with Chelexa thereby terminating our sublicense agreement with Chelexa, and we will be unable to conduct our business. Similarly, if we fail to meet our obligations under the sublicense agreement with Zylö or Zylö fails to meet its obligations under its license agreement with Albert Einstein College of Medicine, then Albert Einstein College of Medicine may terminate the license agreement with Zylö thereby terminating our sublicense agreement with Zylö, and we will be unable to conduct our business with respect to the development of treatment for patients suffering from CLE. Moreover, if we fail to meet our obligations under the Voltron Agreement with Voltron or Voltron ails to meet its obligations under its license agreement with The General Hospital Corporation (d/b/a Massachusetts General Hospital) (“Mass Gen”) thereby terminating the Voltron Agreement, we will be unable to conduct our business with respect to the development of a treatment relating to Coronavirus (COVID-19). In addition, if we fail to meet our obligations under the license agreement with the University of Cincinnati, NCSU or GW then the University of Cincinnati, NCSU or GW, as applicable, may terminate our license agreement, and we will be unable to continue to use their products in our business. Although we may choose to terminate our license agreements, doing so would allow a third party to seek and obtain an exclusive license to the BioLexa Platform, the genetic marker and the patents relating to CLE NCSU’s exon skipping approach for treating allergic diseases, aprepitant and Coronavirus (COVID-19). If a third party obtains an exclusive license to intellectual property with respect to the foregoing products and technologies formerly licensed to us, then the third party may seek to enforce the intellectual property against us which may have a material adverse effect on our business.

We are dependent upon our sublicense agreement with Chelexa with respect to the BioLexa Platform, Zylö with respect the development of a treatment for patients suffering from CLE and Voltron with respect to the development of a treatment for Coronavirus (COVID-19); however, we have no control over the license agreement between Chelexa and the University of Cincinnati, the license agreement between Zylö and Albert Einstein College of Medicine and the license agreement between Voltron and Mass Gen.

Our agreements with Chelexa, Zylö and Voltron are subject to many risks and uncertainties. Although we are dependent upon our sublicense agreement with Chelexa with respect to the BioLexa Platform, Zylö with respect the development of a treatment for patients suffering from CLE, and Voltron with respect the development of a treatment for Coronavirus (COVID-19), we have no control over the license agreement between Chelexa and the University of Cincinnati pursuant to which the University of Cincinnati licensed the BioLexa Platform to Chelexa, the license agreement between Zylö and Albert Einstein College of Medicine pursuant to which Albert Einstein College of Medicine licensed certain patent rights relating to CLE to Zylö or Voltron and Mass Gen pursuant to which Mass Gen licensed certain patent rights relating to VaxCelerate, a self-assembling vaccine platform, to Voltron. In the event that Chelexa is unable to fulfill its obligations to the University of Cincinnati pursuant to the terms of its license agreement, the University of Cincinnati may terminate the license thereby voiding our sublicense. Similarly, in the event that Zylö is unable to fulfill its obligations to Albert Einstein College of Medicine pursuant to the terms of its license agreement, Albert Einstein College of Medicine may terminate the license thereby voiding our sublicense. Furthermore, in the event that Voltron is unable to fulfill its obligations to Mass Gen pursuant to the terms of its license agreement, Mass Gen may terminate the license thereby voiding the Voltron Agreement. In the event that either the license agreement between Chelexa and the University of Cincinnati, the license agreement between Zylö and Albert Einstein College of Medicine or the license between Voltron and Mess Gen is terminated, there may be a material adverse effect upon our business.

Our business depends upon securing and protecting critical intellectual property.

Although we do not own and only license intellectual property, to the extent we develop intellectual property, our commercial success will depend in part on obtaining and maintaining patent, trade secret, copyright and trademark protection of our technologies in the United States and other jurisdictions as well as successfully enforcing and defending such intellectual property rights against third-party challenges. We will only be able to protect our intellectual property from unauthorized use by third parties to the extent that valid and enforceable intellectual property protection, such as patents or trade secrets, cover them. In particular, we place considerable emphasis on obtaining patent and trade secret protection for significant new technologies, products and processes. Furthermore, the degree of future protection of our proprietary rights is uncertain because legal means afford only limited protection and may not adequately protect our rights or permit us to gain or keep our competitive advantage. Moreover, the degree of future protection of our proprietary rights is uncertain for products that are currently in the early stages of development because we cannot predict which of these products will ultimately reach the commercial market or whether the commercial versions of these products will incorporate proprietary technologies.

Risks Related to Our Common Stock

The price of our common stock may fluctuate substantially.

You should consider an investment in our common stock to be risky, and you should invest in our common stock only if you can withstand a significant loss and wide fluctuations in the market value of your investment. Some factors that may cause the market price of our common stock to fluctuate, in addition to the other risks mentioned in this “Risk Factors” section, are:

●	sale of our common stock by our shareholders, executives, and directors;

●	volatility and limitations in trading volumes of our shares of common stock;

●	our ability to obtain financings to conduct and complete research and development activities including, but not limited to, our clinical trials, and other business activities;

●	the timing and success of introductions of new products by us or our competitors or any other change in the competitive dynamics of our industry, including consolidation among competitors;

●	our ability to attract new customers;

●	our ability to secure resources and the necessary personnel to conduct clinical trials on our desired schedule;

●	commencement, enrollment or results of our clinical trials for our product candidates or any future clinical trials we may conduct;

●	changes in the development status of our product candidates;

●	any delays or adverse developments or perceived adverse developments with respect to the FDA’s review of our planned pre-clinical and clinical trials;

●	any delay in our submission for studies or product approvals or adverse regulatory decisions, including failure to receive regulatory approval for our product candidates;

●	unanticipated safety concerns related to the use of our product candidates;

●	changes in our capital structure or dividend policy, future issuances of securities, sales of large blocks of common stock by our shareholders;
●	our cash position;
●	announcements and events surrounding financing efforts, including debt and equity securities;
●	our inability to enter into new markets or develop new products;
●	reputational issues;

●	announcements of acquisitions, partnerships, collaborations, joint ventures, new products, capital commitments, or other events by us or our competitors;

●	changes in general economic, political and market conditions in or any of the regions in which we conduct our business including as a result of the recent pandemic related to Coronavirus (COVID-19);

●	changes in industry conditions or perceptions;

●	analyst research reports, recommendation and changes in recommendations, price targets, and withdrawals of coverage;

●	departures and additions of key personnel;

●	disputes and litigations related to intellectual properties, proprietary rights, and contractual obligations;

●	changes in applicable laws, rules, regulations, or accounting practices and other dynamics; and

●	other events or factors, many of which may be out of our control.

In addition, if the market for stocks in our industry or industries related to our industry, or the stock market in general, experiences a loss of investor confidence, the trading price of our common stock could decline for reasons unrelated to our business, financial condition and results of operations. If any of the foregoing occurs, it could cause our stock price to fall and may expose us to lawsuits that, even if unsuccessful, could be costly to defend and a distraction to management.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements that relate to the joint venture and the preclinical development of the self-assembling vaccine technology for Coronavirus (COVID-19) and the potential development of products related to Coronavirus (COVID-19)and other information that is not historical information. When used herein, words such as "anticipate", "being", "will", "plan", "may", "continue", and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described under the caption "Risk Factors" in the Company’s Form 10K for the period ending December 31, 2019, and the Company’s other filings made with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as the Company’s current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1	Development and Royalty Agreement by and between the Company and Voltron Therapeutics, Inc. dated March 23, 2020
10.2	Membership Interest Purchase Agreement by and between the Company and HaloVax, LLC dated March 23, 2020
99.1	Press Release Dated May 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2020	Hoth Therapeutics, Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer